SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15 (d) of
The Securities and Exchange Act or 1934

Date of Report (Date of earliest event reported):	January 30, 2003

AK STEEL HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	File No. 1-13696	31-1401455
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

703 Curtis Street, Middletown, Ohio	45043
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:	513-425-5000

Not Applicable

(Former name or former address, if changed since last report)

Item 7.    Exhibits.

(c)    Exhibits:

99.1    Press Release dated January 30, 2003

99.2    Press Release dated January 31, 2003

Item 9.    Regulation FD Disclosure.

  On January 30, 2003, AK Steel Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein, announcing that it has signed an Asset Purchase Agreement with National Steel Corporation.

  On January 31, 2003, AK Steel Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference herein, announcing its fourth quarter and full year 2002 results.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AK STEEL HOLDING CORPORATION

/S/ BRENDA S. HARMON

Brenda S. Harmon
Secretary

Dated:  January 31, 2003

AK STEEL HOLDING CORPORATION

FORM 8-K

CURRENT REPORT

EXHIBIT INDEX

Exhibit Nos.	Description

99.1	Press Release dated January 30, 2003
99.2	Press Release dated January 31, 2003